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                                                                   EXHIBIT 10.39


                       AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to the Employment Agreement by and among Meadowbrook, Inc., and Meadowbrook Insurance Group, Inc., (hereinafter referred to as the "Company"), and Merton J. Segal (hereinafter referred to as the "Executive") (hereinafter referred to as the "Agreement") is made effective this 1st day of April, 2005.

         WHEREAS, the Company, Meadowbrook and Executive executed the Agreement effective January 1, 2004; and

         WHEREAS, the parties wish to amend the Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the premises and the mutual covenants contained herein, the parties agree to amend the Agreement as set forth below and except as provided below, the provisions of the Agreement, as previously amended, shall remain in effect:

Section 2 -- Responsibilities and Duties is amended as follows:

         2. RESPONSIBILITIES AND DUTIES. The Executive shall be employed as the Company's Chairman or in such other position(s) and with such responsibilities and duties as the Board of Directors of the Company may from time to time determine. The Executive shall devote the time required of him by the Board of Directors to perform his duties and responsibilities hereunder.


Section 3 -- Compensation, subsection A is amended as follows:

         (A) BASE SALARY. A base salary of $31,250 per month. Such Base Salary shall be payable in accordance with the normal payroll practices of the Company then in effect. Any increases in the Base Salary shall be determined by the Board of Directors of the Company after review and recommendation of the Compensation Committee.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                                        MEADOWBROOK INSURANCE GROUP, INC.

                                        By:            /s/ Robert S. Cubbin
                                           -------------------------------------

                                        Its: President & Chief Executive Officer


                                        MEADOWBROOK, INC.

                                        By:            /s/ Robert S. Cubbin
                                           -------------------------------------

                                        Its: President & Chief Executive Officer

                                        EXECUTIVE

                                                       /s/ Merton J. Segal
                                        ----------------------------------------
                                        Merton J. Segal